UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 3, 2004

ARDENT HEALTH SERVICES LLC

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-110117 (Commission File Number)	62-1862223 (IRS Employer Identification No.)

One Burton Hills Boulevard, Suite 250, Nashville, Tennessee (Address of principal executive offices)	37215 (Zip Code)

Registrant’s telephone number, including area code: (615) 296-3000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events.

On November 3, 2004, the Company issued a press release regarding a delay of the public release of its third quarter financial results and the filing of its Form 10-Q for the third quarter of 2004 due to the ongoing independent review of certain accounting practices at Lovelace Sandia Health System, Inc. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01   Financial Statements and Exhibits.

     (c)   Exhibits.

99.1 Copy of press release issued by the Company on November 3, 2004

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ardent Health Services LLC
(Registrant)
Date: November 4, 2004	By:	/s/ R. Dirk Allison
(Signature)
		Name:	R. Dirk Allison
		Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

     The following is a list of the exhibits filed herewith:

Exhibit No.	Description of Exhibit

99.1	Copy of press release issued by the Company on November 3, 2004